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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 28, 2001 relating to the financial statements and financial statement schedule of Exide Corporation, which appears in Exide Corporation's Annual Report on Form 10-K for the year ended March 31, 2001.



/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
July 9, 2001